                                                               Exhibit (g)(viii)


                                 FORM OF AMENDED
                                   SCHEDULE A




Fund                                                     Effective Date
----                                                     --------------
Schwab 1000 Fund                                         January 1, 1994
Schwab Long-Term Government                              May 1, 1993
     Bond Fund
Schwab Short/Intermediate                                May 1, 1993
     Government Bond Fund
Schwab Long-Term California                              May 1, 1993
     Tax-Free Bond Fund
Schwab Short/Intermediate                                May 1, 1993
     California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                      May 1, 1993
Schwab Short/Intermediate                                May 1, 1993
     Tax-Free Bond Fund
Schwab Yield Plus Fund                                   July 21, 1999



                                     SCHWAB INVESTMENTS


                                     By:______________________________
                                             William J. Klipp
                                             Executive Vice President,
                                             Chief Operating Officer and Trustee


                                     CHARLES SCHWAB & CO., INC.


                                     By:______________________________
                                             Ron Carter
                                             Senior Vice President

Dated:______________________________

                                FORM OF AMENDED
                                   SCHEDULE C
                                      FEES

Fund                                                             Fee
----                                                             ---
Schwab 1000 Fund                                                 Five one-hundredths of one percent (.05%) of the Fund's
                                                                 average annual net assets, calculated and payable on
                                                                 a monthly basis

Schwab Long-Term Government Bond Fund                            Five one-hundredths OF one percent (.05%) of the Fund's
                                                                 average annual net assets, calculated and payable on
                                                                 a monthly basis

Schwab Short/Intermediate Government Bond Fund                   Five one-hundredths of one percent (.05%) of the
                                                                 Fund's average annual net assets, calculated
                                                                 and payable on a monthly basis

Schwab Long-Term California                                      Five one-hundredths of one percent (.05%) of the Fund's
Tax-Free Bond Fund                                               average annual net assets, calculated and payable
                                                                 on a monthly basis

Schwab Short/Intermediate California Tax-Free Bond Fund          Five one-hundredths of one percent (.05%) of the Fund's
                                                                 average annual net assets, calculated and payable
                                                                 on a monthly basis

Schwab Long-Term Tax-Free Bond Fund                              Five one-hundredths of one percent (.05%) of the Fund's
                                                                 average annual net assets, calculated and payable on a
                                                                 monthly basis

Schwab Short/Intermediate Tax-Free Bond Fund                     Five one-hundredths of one percent (.05%) of the Fund's
                                                                 average annual net assets, calculated and payable on
                                                                 a monthly basis

Schwab Yield Plus Fund                                           Five one-hundredths of one percent (.05%) of the Fund's
                                                                 average annual net assets, calculated and payable
                                                                 on a monthly basis

                                      SCHWAB INVESTMENTS


                                      By:_______________________________________
                                             William J. Klipp
                                             Executive Vice President,
                                             Chief Operating Officer and Trustee


                                      CHARLES SCHWAB & CO., INC.

                                      By:_______________________________________
                                             Ron Carter
                                             Senior Vice President

Dated:_______________________________________


                                      C-2